Capital stock and capital risk management - Summary of financial leverage ratios (Detail) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Financial Leverage Ratio [Abstract]
Total borrowings and leases liabilities	$ 638,047	$ 563,467
Less: Cash, bank balances and other short-term investments	(315,013)	(202,947)
Net debt	323,034	360,520
Total equity	$ 565,259	$ 508,518	$ 603,716	$ 479,657
Leverage ratio	57.00%	71.00%